Exhibit 99.1

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER


                               Adopted May 7, 2009

Objective

The primary objective of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Clearfield, Inc. (the "Company") is to assist the Board in its oversight of:

              (i) the integrity of the Company's financial statements as well as the Company's financial reporting process and systems of internal control,
              (ii) the qualifications and independence of the Company's independent registered public accountants (the "Independent Accounting Firm"), and
              (iii) the Company's compliance with legal and regulatory requirements.

Membership

The Committee membership shall be comprised of three or more members of the Board. The Committee members shall elect one of the members as the chairperson of the Committee. Each member of the Committee shall satisfy the independence requirements of the NASDAQ Stock Market, Inc. applicable to domestic listed companies. The members shall be appointed by the Board annually and serve until their successors shall be duly elected and qualified.

In selecting members of the Committee, the Board shall give consideration to each nominee's ability to read and understand fundamental financial statements, and at least one member shall be an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission.

Meetings

The Committee shall hold regular quarterly meetings and as scheduled by the Committee chairman. A majority of members shall constitute a quorum. Each member shall be entitled to one vote. At the request of the Committee, meetings may be held with members of management or the Company's internal accounting staff or representatives of the Company's independent accountants or consultants. The Committee shall meet in executive session attended only by independent directors, and or the CFO and or the Chief Accounting Executive ("CAE") from time to time as determined by the Committee. The Committee shall report to the Board regarding its proceedings, determinations, actions and recommendations and shall prepare and preserve written minutes of its meetings.

Authority and Resources

The Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the Company's Independent Accounting Firm and to approve the fees and other terms of retention. The Committee also has the sole authority and responsibility to approve any significant non-audit relationship with the Independent Accounting Firm and may engage outside legal counsel or other advisors for the Committee as the Committee may deem appropriate in its sole discretion.

Responsibility

The fundamental responsibility of the Committee is one of oversight. The management of the Company is responsible for the preparation of financial statements in accordance with generally accepted accounting principles and for compliance with reporting to the SEC. The Independent Accounting Firm is responsible for planning and conducting, in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB"), an audit of the Company's annual financial statements and a review of quarterly financial statements. The Committee shall have authority to address the following:

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Financial Reporting and Disclosure Responsibilities:
----------------------------------------------------

   a. Review and discuss the annual audited financial statements with management and the Independent Accounting Firm, including the disclosures under the caption "Management Discussion and Analysis of Financial Condition and Results of Operations" and all footnotes. The Committee shall make a recommendation to the Board as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

   b. Review and discuss with management and the Independent Accounting Firm the Company's interim or quarterly unaudited financial statements and "Management Discussion and Analysis" and make a recommendation to the Board as to whether the quarterly financial statements and should be included in the Company's Quarterly Report on Form 10-Q.

   c. Review the Company's financial reporting processes, disclosure and internal controls and procedures, and the process for the CEO and CFO quarterly certifications required by the SEC with respect to financial statements and the Company's disclosure and internal controls and procedures. Such review shall include a consideration of major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and any reports by the CEO and CFO regarding major issues as to the adequacy of the Company's disclosure and internal controls and procedures and any special audit steps adopted in light of identified deficiencies.

   d. Review and discuss with management and the Independent Accounting Firm the Company's internal controls report and the Independent Accounting Firm's attestation of the report prior to filing of the Company's Form 10-K.

   e. Annually obtain and review a report from the Independent Accounting Firm, describing (i) all critical accounting policies and practices to be used in the financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and the treatment preferred by the Independent Accounting Firm, and (iii) other material written communications between the Independent Accounting Firm and management, such as any management letter or schedule of unadjusted differences. Review any reports on such topics or similar topics prepared by management, including any significant financial reporting issues and judgments made in connection with the preparation of the financial statements. Discuss with the Independent Accounting Firm any material issues raised in such reports.

   f. Review and discuss earnings press releases and 8-K's as well as financial information and earnings guidance provided to the public, news agencies, NASDAQ, analysts and rating agencies, with management prior to earnings press releases issuance.

   g. Discuss with management and the Independent Accounting Firm the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the Company's financial statements.


Responsibilities Relating to Independent Accounting Firm
--------------------------------------------------------

   a. The Committee is responsible for the appointment, retention, termination, compensation and oversight of the Independent Accounting Firm. The Committee shall also be responsible for the resolution of disagreements between management and the Independent Accounting Firm. The Independent Accounting Firm shall report directly to the Committee.

   b. The Committee shall review the scope of the annual audit and services to be provided by the Independent Accounting Firm during the year. It shall pre-approve all auditing services, internal control-related services and permitted non-audit and tax services to be provided to the Company by the Independent Accounting Firm, subject to any exceptions provided by the Securities and Exchange Act of 1934. The Chairman of the Committee may pre-approve any such services according to the procedures approved by the Committee, provided, that any approval by the Chairman must be presented to the Committee at its next meeting.

   c. Obtain and review, at least annually, a report from the Independent Accounting Firm describing: (i) the Independent Accounting Firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Accounting Firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Accounting Firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Independent Accounting Firm and the Company, including the matters set forth in Independence Standards Board Standard No. 1. Discuss with the Independent Accounting Firm any issues or relationships disclosed in such report that, in the judgment of the Committee, may have an impact on the competence or independence of the Independent Accounting Firm.

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   d.  Discuss with the Independent Accounting Firm the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61 Communication with Audit Committees, as currently in effect, including any audit problems or difficulties encountered in performing the audit and management's response, and disagreements with management.

   e. Obtain assurance from the Independent Accounting Firm that the audit was conducted in a manner consistent with Section 10A(b) of the Securities and Exchange Act of 1934.

   f. Review and periodically evaluate the performance of the lead audit partner of the Independent Accounting Firm and assure the regular rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.

   g. Evaluate the cooperation received by the Independent Accounting Firm during their audit examination, including the access to all requested records, data, and information and elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.


Responsibilities Relating to Internal Controls
----------------------------------------------

   a. Review with the CFO the activities, organizational structure, and qualifications of the internal financial staff.

   b. Review, as appropriate, the results of internal audits and discuss related significant internal control matters with the Company's CFO and internal auditor or such outside consultant that provides services related to audit of internal controls.

   c. Review, as appropriate, internal controls as they pertain to SOX Compliance; review results of testing as appropriate.

   d. Review with the CFO or CAE and the Independent Accounting Firm and/or the internal auditors or consultants the adequacy of the organizations internal controls, including computerized information systems controls.


Legal Compliance and Regulatory Responsibilities
------------------------------------------------

   h. The Committee shall be the Company's "qualified legal compliance committee" as defined in the rules of the Securities and Exchange Commission.

   i. The Committee shall review and approve written procedures for the confidential receipt, retention and consideration of any report of a material violation of federal securities laws, breach of fiduciary duty or similar violations by the company or any officer, director, employee or agent of the company.

   j. The Committee shall review the procedures for the receipt, retentions and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters submitted by any party. This includes the implementation of a Whistleblower policy.

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Corporate Compliance Responsibilities
-------------------------------------

     a. Periodically review management's program to monitor compliance with the Company's code of conduct and the Foreign Corrupt Practices Act.

     b.  Review significant related party transactions.

     c. Review with management the policies and procedures in effect for the review of executive officers (CEO, CFO, CAE, and COO) expenses, perquisites, and purchases.

     d. Review periodically with the Independent Accounting Firm and the CFO or CAE the impact of significant accounting or reporting developments that may affect the Company, including significant risks.

     e. Review with general counsel and the CFO or CAE any legal and regulatory matters that in the opinion of management may have a material impact on the financial statements of the Company.


Other Responsibilities
----------------------

     a. Discuss with the Independent Accounting Firm the quality of the Company's financial and accounting personnel and any relevant recommendations that the independent accountants may have, including those in their "Report to Management."

     b.  Conduct an annual review of the Audit Committee Charter.

     c.  Conduct an annual self review of the effectiveness of the Committee.

     d.  Provide input to the CEO regarding the annual review of the CAE.

     e. Oversee the preparation of an annual report of the Committee and present such report to the Board.

     f.  Perform other duties as requested by the Board.

This revised Charter was adopted by the Board on May 7, 2009.